SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30			1. REQUISITION NUMBER IQC09152009067	PAGE 1 OF 14
2. CONTRACT NO. SPM8E7-10-D-0001	3. AWARD/EFFECTIVE DATE JAN 22 2010	4. ORDER NUMBER	5. SOLICITATION NUMBER SPM8E7-09-R-0001	6. SOLICITATION ISSUE DATE 10/01/2009
7. FOR SOLICITATION INFORMATION CALL:	a. NAME ERIC R. EKBERG		b. TELEPHONE NUMBER (No collect calls) 215-737-7815	8. OFFER DUE DATE/ LOCAL TIME 10/30/09 4:00 pm
9. ISSUED BY			CODE	SC0500	10. THIS ACQUISITON IS	11. DELIVERY FOR	12. DISCOUNT TERMS
DEFENSE SUPPLY CENTER PHILADELPHIA 700 ROBBINS AVENUE PHILADELPHIA, PA. 19111-5096					☒UNRESTRICTED ☐SET ASIDE: % FOR ☐SMALL BUSINESS	FOB DESTINATION UNLESS BLOCK IS MARKED ☐ SEE SCHEDULE	Net 30.
					☐HUBZONE SMALL BUSINESS	☐ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
Attn: Eric R. Ekberg 215-737-7815 Ph 215-737-8283 Fx					☐8(A) NAICS: 325199	13b. RATING D0C9
					SIZE STANDARD: 1000	14. METHOD OF SOLICITATION ☐RFQ ☐ IFB ☒ RFP
15. DELIVER TO			CODE		16.ADMINISTERED BY		CODE	SPM5E1
PER EACH DELIVERY ORDER.					DEFENSE SUPPLY CENTER PHILADELPHIA C&E, 700 ROBBINS AVE, PHILA., PA. 19111-5096
17a. CONTRACTOR/	CODE	(0BY83)	FACILITY		18a. PAYMENT WILL BE MADE BY		CODE	SL4701
OFFEROR			CODE
CYALUME TECHNOLOGIES, INC. 96 WINDSOR STREET WEST SPRINGFIELD, MA. 01089-3528 ATTN: THOMAS MCCARTHY TELEPHONE NO. 413-858-2526					DFAS DVDP (SL4701) P.O. BOX 369031 COLUMBUS, OHIO 43236-9031
☐17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER					18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐SEE ADDENDUM
19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
SEE SPREADSHEET ON PAGE 3. (Use Reverse and/or Attach Additional Sheets as Necessary)
25. ACCOUNTING AND APPROPRIATION DATA TOTAL ANNUAL ESTIMATED VALUE, (CONSISTS OF TWO BASE YEARS).				26. TOTAL AWARD AMOUNT (For Govt. Use Only) ***
☐ ☒
27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4   FAR 52.212-3 AND 52 212-5 ARE ATTACHED. ADDENDA
27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4.  FAR 52.212-5 IS ATTACHED.   ADDENDA
	☐ ☒	ARE ARE	☒ ARE NOT ATTACHED ☐ ARE NOT ATTACHED
☐ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ________
COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

☒   29. AWARD OF CONTRACT: REF. SPM8E709R0001 OFFER
DATED 10/20/2009  & Amendment 0001 dtd 10/23/09 YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITION OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS  TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR		31a. UNIIED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
30b. NAME AND TITLE OF SIGNER (Type or print) X	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER (Type or print) JOSEPH MCHENRY, JR.	31c. DATE SIGNED 1/22/2010
AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION IS NOT USABLE	STANDARD FORM 1449 (REV. 4/2002) Prescribed by GSA - FAR (48 CFR) 53.212

*** - Confidential treatment requested. Confidential portions of this agreement have been redacted and have been separately filed with the Commission.

CONTRACT # SPM8E7-10-D-0001
Solicitation #: SPM8E7-09-R-0001	Page 2 of 14

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS - SF 1449
(CONTINUATION SHEET) (cont.)

FAXED OFFERS NOT AUTHORIZED.

Facsimile offers (if authorized; see “Addendum” to 52.212-1 (b)) or offer modifications/withdrawals should be transmitted to:

(215) 737-9216, (215) 737-8414, (215) 737-9300, -9301, -9302, or -9303.

Offers submitted to any other telephone number shall not be considered for award.

3. Block 17a: Offeror’s assigned DUNS Number: 154779748 .
(If you do not have a DUNS number, contact the individual identified in Block 7a or see 52.212-1, Instructions to Offerors—Commercial Items (paragraph j) for information on contacting Dun and Bradstreet.)

Offeror’s CAGE Code: 0BY83 .

4. Block 17b: Remittance Address: (if different from Contractor/Offeror address in block 17a.)

______________________________________
______________________________________
______________________________________

SPM8E7-10-D-0001

ITEM	NSN	CYALUME PART NUMBER	ITEM DESCRIPTION BURN TIME	SHELF LIFE YEARS	QTY UNIT PACK PER BOX	ESTIMATED ANNUAL DEMAND	TWO YEAR- BASE UNIT PRICE.	TOTAL EST TWO YEAR BASE PRICE

1	6260-01-209-4435	***	***	***	***	***	***	***
2	6260-01-247-0364	***	***	***	***	***	***	***
3	6260-01-247-2937	***	***	***	***	***	***	***
4	6260-01-230-8599	***	***	***	***	***	***	***
5	6260-01-230-8597	***	***	***	***	***	***	***
6	6260-01-230-8596	***	***	***	***	***	***	***
7	6260-01-247-0365	***	***	***	***	***	***	***
8	6260-01-396-1704	***	***	***	***	***	***	***
9	6260-01-334-6826	***	***	***	***	***	***	***
10	6260-01-247-0366	***	***	***	***	***	***	***
11	6260-01-396-1708	***	***	***	***	***	***	***
12	6260-01-445-3937	***	***	***	***	***	***	***
13	6260-01-445-3938	***	***	***	***	***	***	***
14	6260-01-341-8712	***	***	***	***	***	***	***
15	6260-01-341-8709	***	***	***	***	***	***	***
16	6260-01-341-8710	***	***	***	***	***	***	***
17	6260-01-341-8711	***	***	***	***	***	***	***
18	6260-01-341-8713	***	***	***	***	***	***	***
19	6260-01-341-8715	***	***	***	***	***	***	***
20	6260-01-341-8714	***	***	***	***	***	***	***
21	6260-01-334-4272	***	***	***	***	***	***	***
22	6260-01-334-4270	***	***	***	***	***	***	***
23	6260-01-334-4271	***	***	***	***	***	***	***
24	6260-01-334-4273	***	***	***	***	***	***	***
25	6260-01-311-5085	***	***	***	***	***	***	***
26	6260-01-396-1705	***	***	***	***	***	***	***

***

*** - Confidential treatment requested. Confidential portions of this agreement have been redacted and have been separately filed with the Commission.

CONTRACT # SPM8E7-10-D-0001
Solicitation #: SPM8E7-09-R-0001	Page 4 of 14

DSCP 52.211-9I01     TIME OF DELIVERY - CUSTOMER ORIENTED DELIVERY (MAY 1997) DSCP

(a) Except as may be provided below, and subject to the Maximum Order Limitation put forth in clause, _DLAD 52.216-907 (b)_ supplies ordered under the terms of this contract shall be delivered within the Required Delivery Date (RDD) specified in each delivery order. In the event that an RDD is not cited in the delivery order, or is less than SEVEN days, the RDD will be within SEVEN days from the date of the delivery order. However, with respect to any item, if an individual order exceeds a quantity which is equal to 50% of the Government's Annual Estimated Quantity (AEQ) for the current contract year as defined in clause F051, or, when more than one delivery order is placed against the contract within SEVEN days of any prior delivery order and the aggregate quantity of these delivery orders exceeds a quantity which is equal to 50% of the AEQ for the current contract year, and, in either case, the Contractor temporarily cannot meet the customer oriented delivery schedule, the following shall apply: SEE (1) BELOW:

CUSTOMER DIRECT DELIVERY ORDERS:

IPG1:	(PRIORITIES 01, 02 OR 03 SHALL BE DELIVERED WITHIN 7 DAYS AFTER THE DATE OF THE ORDER.
IPG2:	(PRIORITIES 04 THROUGH 08 SHALL BE DELIVERED WITHIN 15 DAYS AFTER THE DATE OF THE ORDER.
IPG3:	(PRIORITIES 09 THROUGH 15 SHALL BE DELIVERED WITHIN 30 DAYS AFTER THE DATE OF THE ORDER.

DLA DIRECT DELIVERY ORDERS, (DLA STOCK DEPOTS): DELIVERED WITHIN 30 DAYS AFTER THE DATE OF THE ORDER.

CONTRACT # SPM8E7-10-D-0001
Solicitation #: SPM8E7-09-R-0001	Page 5 of 14

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS - SF 1449
(CONTINUATION SHEET) (cont.)

1. Continuation of Blocks 19-24:

Schedule of Supplies/Services

Item Description

LIGHT, CHEMICAL LUMINESCENT
CYALUME TECHNOLOGIES (0BY83)
WEST SPRINGFIELD MA
P/N (SEE SPREADSHEET FOR ITEM DETAIL ON PAGE 3.
U/I BOX EQUALS (SEE SPREADSHEET FOR ITEM DETAIL ON PAGE: 3.
IDENTIFY TO:

MATERIAL FURNISHED UNDER THIS CONTRACT/ORDER SHALL HAVE AT LEAST 85% OF THE SHELF LIFE REMAINING AT TIME OF DELIVERY

WHEN THE PURCHASE ORDER TEXT (POT) DESCRIBES THE REQUIRED P?ODUCT(S) BY NAME AND PART NUMBER OF A SPECIFIC ENTITY, BY THE NAMES AND PART NUMBERS OF A NUMBER OF SPECIFIC ENTITIES, OR BY THE NAME(S) AND PART NUMBER(S) OF SPECIFIC ENTITY/ENTITIES AS MODIFIED BY ADDITIONAL REQUIREMENTS SET FORTH IN THE POT, ONLY THAT/THOSE PRODUCT(S) HAVE BEEN DETERMINED TO MEET THE NEEDS OF THE GOVERNMENT AND ARE ACCEPTABLE. SUCH PRODUCT(S) ARE “EXACT PRODUCT(S) AS DEFINED IN “DLAD 52.217-9002, CONDITIONS FOR EVALUATION AND ACCEPTANCE OF OFFERS FOR PART NUMBERED ITEMS.”

A VENDOR OFFER/QUOTATION, ‘BID WITHOUT EXCEPTION,” IS A CERTIFICATION THAT THE “EXACT PRODUCT,” MANUFACTURED AND/OR SUPPLIED BY ONE OF THE ENTITIES CITED IN THE POT WILL BE FURNISHED UNDER THE CONTRACT OR ORDER. ANY PRODUCT NOT MANUFACTURED AND/OR SUPPLIED BY ONE OF THE ENTITIES CITED IN THE POT IS AN “ALTERNATE PRODUCT,” EVEN THOUGH IT MIGHT BE MANUFACTURED IN ACCORDANCE WITH THE DRAWING(S) AND/OR SPECIFICATIONS OF ONE OF THE ENTITIES CITED IN THE POT.

IF AN ALTERNATE PRODUCT IS FURNISHED UNDER A CONTRACT OR ORDER FOR AN EXACT PRODUCT, THE ALTERNATE PRODUCT WILL BE AN UNAUTHORIZED SUBSTITUTION, AND MAY YIELD CRIMINAL PENALTIES IN ADDITION TO ANY CIVIL REMEDIES AVAILABLE TO THE GOVERNMENT.

CONTRACT # SPM8E7-10-D-0001
Solicitation #: SPM8E7-09-R-0001	Page 6 of 14

YPE I SHELF LIFE ITEM:
MATERIAL FURNISHED UNDER THIS CONTRACT/ORDER SHALL HAVE AT LEAST 85% OF THE SHELF LIFE REMAINING AT TIME OF DELIVERY. SHELF LIFE MARKINGS (CURE AND EXPIRATION DATES) SHALL BE IN ACCORDANCE WITH MIL~STD-129, LATEST REVISION, AND SHALL BE SHOWN IN CALENDAR QUARTER AND YEAR. EXPIRATION DATE SHALL BE (SEE SPREADSHEET FOR SPECIFIC ITEM DETAIL FOR # OF YEARS FROM CURE DATE ON PAGES 14 AND 15).

STANDARD
CYALUME TECHNOLOGIES, INC. (0BY83)
P/N (SEE SPREADSHEET FOR ITEM DETAIL ON PAGE 3.
I/A/W STD NR MIL-STD-129P(3)
REFNO
AMEND NR P
TYPE NUMBER

********** PACKAGING AND MARKING REQUIREMENTS *****************

PRLI 0001

PREP FOR DELIVERY:

PKGING DATA MIL-STD-2073-1D, 15 DEC 1999
QUP = SEE SPREADSHEETS ON PAGES 14 & 15.: PRES MTHD = 41: CLNG/DRY = 1: PRESV MAT = XX:
WRAP MAT = XX: CUSH/DUNN MAT = XX: CUSH/DUNN THKNESS = X:
UNIT CONT = XX: OPI = 0:
INTRMDTE CONT =
PACK CODE = Q: PACKING LEVEL = B:
MARKING SHALL BE IN ACCORDANCE WITH MIL-STD-129.
SPECIAL MARKING CODE: 32- 32 Type I, shelf life
SUPPLEMENTAL INSTRUCTIONS
ASTM-D-3951-95.

For all shipments of packaged materiel to the government, which includes either Depot (DLA-Direct) or DVD (Customer-Direct) shipments. both DoD linear and two-dimensional (2D) bar code markings are required on Military Shipping Labels in accordance with MIL-STD-129, Revision F, dated December 15, 2002 (but see DLAD 52211-9010(0) for exceptions to the requirement for MSL and 2D symbols). See the DLA packaging web site identified in OLAD 52.211-9010(E) for change notices to MIL-STD-129P that apply. 2D bar coding shall be in accordance with ISO/IEC 15438, ISO/IEC 15434 (ANSI MH1O8.3) and DoD 4500.9-R. MSL linear (code 3 of 9 or code 39) bar coding shall be in accordance with ISO/IEC 16388. Shipping label stock quality shall meet MIL-PRF-61 002. Bar code print quality shall meet ANSI MH1 0.8-2000 or ANSI X3.1 52-1990 (R2000) for applicable 20 and/or linear bar codes. All DVD shipments shall meet additional linear bar coding requirements in DLAD 52.211-9010(C). Except for the Transportation Control Number (TCN), which must always be present on the Military Shipping Label, when the contract/order omits any other data elements as defined in MIL-STD-129P and if the information is not available from the Administrative Contracting Office, then the field is not required as part of the Military Shipping Label and may be left blank. If there are inconsistencies between the schedule and MIL-STD-1 29P, the schedule takes precedence.

CONTRACT # SPM8E7-10-D-0001
Solicitation #: SPM8E7-09-R-0001	Page 7 of 14

DLA DEPOT STOCK DELIVERY LOCATIONS:

PARCEL POST/FREIGHT ADDRESS:

W25G1U
W1BG DEF DIST DEPOT SUSQUE
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
NEW CUMBERLAND, PA. 17070-5002
US

--------------------AND/OR--------------------

PARCEL POST ADDRESS

W62G2T
W1BG DEF DIST DEPOT SAN JOAQUIN
TRANSPORTATION OFFICER
PO BOX 960001
TRACY, CA. 95304-5000
US

FREIGHT SHIPPING ADDRESS/ MARK FOR ADDRESS

W62G2T
W1BG DEF DIST DEPOT SAN JOAQUIN
25600 S. CHRISMAN ROAD
REC WHSE 16B PH 209-839-4307
TRACY, CA. 95304-5000
US

FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS – COMMERCIAL ITEMS (JUNE 2009)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
(1)	52.222-50, Combatting Trafficking in Persons (FEB 2009) (22 U.S.C. 7104(g)) _X Alternate I (AUG 2007) of 52.222-50 (22 U.S.C. 7104(g))
(2)	52.233-3, Protest after Award (AUG 1996) (31 U.S.C. 3553).
(3)	52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L., 108-77, 108-78)

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: {Contracting Officer shall check as appropriate.}

_X (1)	52.203-6, Restrictions on Subcontractor Sales to the Government (SEP 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).
_X_(2)	52.203-13, Contractor Code of Business Ethics and Conduct (DEC 2008) (Pub.L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note))
_X_(3)	52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (MAR 2009) (Section 1553 of Pub. L. 111-5)
___(4)	52.204-11, American Recovery and Reinvestment Act - Reporting Requirements (MAR 2009) (Pub. L. 111-5). Applies to contracts funded under the Act.
___(5)	52.219-3, Notice of Total HUBZone Set-Aside (JAN 1999) (15 U.S.C. 657a).
_X_(6)	52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JULY 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a)
___(7)	[Reserved]
___(8)	(i) 52.219-6, Notice of Total Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).
(ii) Alternate I (OCT 1995) of 52.219-6.
___         (iii) Alternate II (MAR 2004) of 52.219-6.
___ (9)	(i) 52.219-7, Notice of Partial Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).
(ii) Alternate I (OCT 1995) of 52.219-7
(iii) Alternate II (MAR 2004) of 52.219-7.
___ (10)	52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637(d)(2) and (3)).
_X (11)(i) 52.219-9, Small Business Subcontracting Plan (APR 2008) (15 U.S.C. 637 (d)(4)). [Add Alternate I when using Sealed Bidding procedures. Add Alternate II when subcontracting plans are required at time of initial proposal; generally, this Alternate should be included.]
____	Alternate II (OCT 2001) of 52.219-9.
___ (12)	52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).

FAR 52.212-5 (continued)

___ (13)	52.219-16, Liquidated Damages - Subcontracting Plan (JAN 1999) (15 U.S.C. 637(d)(4)(F)(i)).

[Paragraphs 14 through 16 are not applicable to DoD contracts at this time.]

___ (14)
(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (SEPT 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

___	(ii) Alternate I (JUNE 2003) of 52.219-23
___ (15)	52.219-25, Small Disadvantaged Business Participation Program - Disadvantaged Status and Reporting (APR 2008) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
___ (16)	52.219-26, Small Disadvantaged Business Participation Program – Incentive Subcontracting (OCT 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
___ (17)	52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (MAY 2004) (15 U.S.C. 657 f)
___ (18)	52.219-28, Post Award Small Business Program Rerepresentation (APRIL 2009) (15 U.S.C. 632(a)(2)).
_X (19)	52.222-3, Convict Labor (JUNE 2003) (E.O. 11755).
_X (20)	52.222-19, Child Labor - Cooperation with Authorities and Remedies (FEB 2008) (E.O. 13126).
_X (21)	52.222-21, Prohibition of Segregated Facilities (FEB 1999).
_X (22)	52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).
_X (23)	52.222-35, Equal Opportunity for Special Disabled Veterans,Veterans of the Vietnam Era, and other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).
_X (24)	52.222-36, Affirmative Action for Workers with Disabilities (JUNE 1998) (29 U.S.C. 793).
_X (25)	52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and other Eligible Veterans (SEP 2006) (38 U.S.C. 4212).
_X (26)	52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201)
___ (27)
52.222-54, Employment Eligibility Verification (JAN 2009) (Executive Order 12989) (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

___ (28)	(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (MAY 2008) (42 U.S.C. 6962(c)(3)(A)(ii)).
___	(ii) Alternate I (MAY 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C))
___ (29)	52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007) (42 U.S.C. 8259b)
___ (30)	(i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (DEC 2007) (E.O. 13423)
(ii) Alternate I (DEC 2007) of 52.223-16

FAR 52.212-5 (continued)

[Paragraphs (31) - (33) are not applicable to DoD contracts and have been deleted.]

_X_ (34)	52.225-13, Restrictions on Certain Foreign Purchases (JUNE 2008) .(E.o.s., proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).
___ (35)	52.226-4, Notice of Disaster or Emergency Area Set-Aside (NOV 2007) (42 U.S.C. 5150)
___ (36)	52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (NOV 2007) (42 U.S.C. 5150)
___ (37)	52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f).
___ (38)	52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f).
__X (39)	52.232-33, Payment by Electronic Funds Transfer – Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).
___ (40)	52.232-34, Payment by Electronic Funds Transfer – Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332.)
___ (41)	52.232-36, Payment by Third Party (MAY 1999)(31 U.S.C. 3332.)
___ (42)	52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a)

[Paragraph (43) is not applicable to DoD contracts and has been deleted.]

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
___ (1)	52.222-41, Service Contract Act of 1965 (NOV 2007) (41 U.S.C. 351, et seq.).
___ (2)	52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
___ (3)	52.222-43, Fair Labor Standards Act and Service Contract Act - Price Adjustment (Multiple Year and Option Contracts) (NOV 2006) (41 U.S.C. 351, et seq.).
___ (4)	52.222-44, Fair Labor Standards Act and Service Contract Act - Price Adjustment (FEB 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
___ (5)	52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment - Requirements (NOV 2007) (41 U.S.C. 351, et. seq.).
___ (6)	52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services - Requirements (FEB 2009) (41 U.S.C. 351, et. seq.)
___ (7)	52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (MAR 2009) (Pub. L. 110-247)
___ (8)	52.237-11, Accepting and Dispensing of $1 Coin (SEPT 2008) (31 U.S.C. 5112 (p)(l))

FAR 52.212-5 (continued)

(d) Comptroller General Examination of Record.
The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records - Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause-

(i)	52.203-13, Contractor Code of Business Ethics and Conduct (Dec 2008) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note))
(ii)
52.219-8, Utilization of Small Business Concerns (MAY 2004)(15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontractor (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iii)	[Reserved]
(iv)	52.222-26, Equal Opportunity (MAR 2007)(E.O. 11246);
(v)	52.222-35, Equal Opportunity for Special Disabled Veterans,Veterans of the Vietnam Era, and other Eligible Veterans (SEP 2006)(38 U.S.C. 4212);
(vi)	52.222-36, Affirmative Action for Workers with Disabilities (JUNE 1998)(29 U.S.C. 793);
(vii)	52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (DEC 2004) (E.O. 13201)
(viii)	52.222-41, Service Contract Act of 1965 (NOV 2007) (41 U.S.C. 351, et seq.)
(ix)	52.222-50, Combatting Trafficking in Persons FEB 2009) (22 U.S.C. 7104(g).
___	Alternate I (AUG 2007) of 52.222-50 (22 U.S.C 7104 (g))

FAR 52.212-5 (continued)

(x)	52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment - Requirements (NOV 2007) (41 U.S.C.351, et.seq.)
(xi)	52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services - Requirements (FEB 2009) (41 U.S.C. 351, et. seq.)
(xii)	52.222-54, Employment Eligibility Verification (JAN 2009)
(xiii)	52.226-6, Promoting Excess Food Donations to Nonprofit Organizations (MAR 2009) (Pub. L. 110-247). Flow dowin required in accordance with Paragraph (e) of FAR 52.226-6.
[Paragraph (xiv) is not applicable to DoD contracts and has been deleted.]

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

[If the acquistion uses American Recovery and Reinvestment Act funds, ALT II (MAR 2009) of FAR 52.212-5 applies.]

DFARS 252.212-7001 – CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (JAN 2009)

(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in the contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.

X ___52.203-3, Gratuities (APR 1984) (10 U. S. C. 2207).

(b) The Contractor agrees to comply with any clause that is checked on the following list of DFARS clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

(1) ___252.203-7000,	Requirements Relating to Compensation of Former DoD Officials (JAN 2009)(Section 847 of Pub. L. 110-81)
(2) X_252.205-7000,	Provision of Information to Cooperative Agreement Holders (Dec 1991) (10 U.S.C. 2416).
(3) X 252.219-7003,	Small Business Subcontracting Plan (DoD Contracts) (Apr 2007) (15 U.S.C. 637).
(4) ___ 252.219-7004,	Small Business Subcontracting Plan (Test Program) (Aug 2008) (15 U.S.C. 637 note)
(5) _X_252.225-7001,	Buy American Act and Balance of Payment Program (Jan 2009) 41 U.S.C. 10a-10d, E.O. 10582)
(6) ___ 252.225-7012,	Preference for Certain Domestic Commodities (Dec 2008) (10 U. S. C. 2533a) [If checked, the full text of the clause will be included in the solicitation]
(7) ___ 252.225-7014,	Preference for Domestic Specialty Metals (June 2005)(Deviation)(10 U.S.C. 2533a). [If checked, the full text of the clause will be included in the solicitation]
(8) ___ 252.225-7015,	Restriction on Acquisition of Hand or Measuring Tools (June 2005) (10 U.S.C. 2533a). [If checked, the full text of the clause will be included in the solicitation]
(9) ___ 252.225-7016,	Restriction on Acquisition of Ball and Roller Bearings (Mar 2006) (Section 8065 of Pub L. 107-117 and the same restriction in subsequent DoD appropriations acts).
(10) ___ 252.225-7021,	Trade Agreements (Nov 2008)(19 U.S.C. 2501-2518 and 19 U.S.C. 3301 note)
(11) ___ 252.225-7027,	Restriction on Contingent Fees for Foreign Military Sales (Apr 2003) (22 U.S.C.2779) (Insert_________ in paragraph (b)(1))
(12)___ 252.225-7028,	Exclusionary Policies and Practices of Foreign Governments (Apr 2003) (22 U.S.C. 2755).
(13) (i) X___252.225-7036,	Buy American Act—Free Trade Agreements—Balance of Payments Program (Jan 2009) (41 U.S.C.10a - 10d and 19 U.S.C. 3301 note)
(ii)___ Alternate I (Oct 2006) of 252.225-7036.

DFARS 252.212-7001 (continued)

(14) ___252.225-7038,	Restriction on Acquisition of Air Circuit Breakers (June 2005) (10 U.S.C. 2534(a)(3))
(15) X__252.226-7001,
Utilization of Indian Organizations, Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns (Sep 2004) (Section 8021 of Pub. L. 107-248 and similar sections in subsequent DoD appropriations acts).

(16)___ 252.227-7015,	Technical Data — Commercial Items (Nov 1995)(10 U.S.C. 2320).
(17) ___ 252.227-7037,	Validation of Restrictive Markings on Technical Data (Sep 1999) (10 U.S.C. 2321).
(18) X___252.232-7003,	Electronic Submission of Payment Requests (Mar 2008)(10 U.S.C. 2227)
(19) ___252.237-7019,	Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Pub. L. 108-375).
(20) X___252.243-7002,	Requests for Equitable Adjustment (Mar 1998)(10 U.S.C. 2410).
(21)(i) _X_252.247-7023,	Transportation of Supplies by Sea (May 2002)(10 U.S.C. 2631).
(ii) ___Alternate I (Mar 2000) of 252.247-7023.
(iii) ___Alternate II (Mar 2000) of 252.247-7023.
(iv) ___Alternate III (May 2002) of 252.247-7023.
(22) ___252.247-7024,	Notification of Transportation of Supplies by Sea (Mar 2000) (10 U.S.C. 2631).

(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders-Commercial Items clause of this contract (Federal Acquisition Regulation 52.212-5), the contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

(1) 252.225-7014, Preference for Domestic Specialty Metals, Alternate I (Apr 2003) (Deviation) (10 U.S.C. 2533a).

(2) 252.237-7019, Training for Contractor Personnel Interacting with Detainees (SEP 2006) (Section 1092 of Pub. L. 108-375).

(3) 252.247-7023, Transportation of Supplies by Sea (May 2002) (10 U.S.C. 2631).

(4) 252.247-7024, Notification of Transportation of Supplies by Sea (Mar 2000) (10 U.S.C. 2631).